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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2004

                          IASIS HEALTHCARE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


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

                Delaware                                 333-94521                   76-0450619
------------------------------------------      ----------------------------     -------------------
     (State or other jurisdiction of             (Commission File Number)         (I.R.S. Employer
             incorporation)                                                        Identification
                                                                                        No.)


                    Dover Centre
            117 Seaboard Lane, Building E
                 Franklin, Tennessee                              37067
---------------------------------------------             --------------------
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (615) 844-2747



                                 Not Applicable
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On May 5, 2004, IASIS Healthcare Corporation (the "Company") announced that it entered into a definitive agreement with an investor group led by Texas Pacific Group ("TPG"), a private equity firm, under which TPG will acquire the Company in a transaction valued at approximately $1.4 billion. A copy of the press release, dated May 5, 2004, announcing the execution of such agreement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.


     EXHIBIT NUMBER                   DESCRIPTION
     --------------                   -----------

           99.1                       Press Release dated May 5, 2004



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IASIS HEALTHCARE CORPORATION


                                  By:      /s/ W. Carl Whitmer
                                           -----------------------------------
                                           W. Carl Whitmer
                                           Chief Financial Officer

Date:    May 5, 2004


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                   DESCRIPTION
--------------                   -----------

        99.1                     Press Release dated May 5, 2004




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